MAINSTAY FUNDS

                        Supplement Dated August 15, 2007
              to the prospectus dated March 1, 2007 ("Prospectus")

      This Supplement updates certain information contained in the above-dated Prospectus of Eclipse Funds Inc. (the "Company"). You may obtain a copy of the Company's Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1-800-MAINSTAY (1-800-624-6782), by visiting the Company's website at www.mainstayfunds.com, or by writing to NYLIFE Distributors LLC, attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

      This Supplement is to inform you that on July 16, 2007 shareholders of the MainStay All Cap Value Fund (the "Fund"), a series of Eclipse Funds Inc. voted to approve a reorganization of the Fund with and into the MainStay ICAP Equity Fund, a series of ICAP Funds, Inc. that is subadvised by Institutional Capital LLC. As a result of the reorganization, shareholders of the Fund became shareholders of the MainStay ICAP Equity Fund, effective June 26, 2007, and the Fund was subsequently liquidated. All references to the Fund in the Prospectus are hereby deleted.

      This Supplement supersedes previous supplements to the Prospectus dated April 10, 2007 and May 17, 2007.



            PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.



                                                                    MS16gd-08/07